Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of March 31, 2011 was prepared as if the acquisition was effective as of such date. The unaudited pro forma statement of operations for the three months period ended March 31, 2011 was prepared as if the acquisition was effective on December 31, 2010. The unaudited pro forma statement of operations for the year ended December 31, 2010 was prepared as if the acquisition was effective on December 31, 2009.

The unaudited pro forma financial statements should be read in conjunction with the unaudited consolidated financial statements included herein for China North East Petroleum Holdings Limited and subsidiaries (“NEP”, the “Company,” “we,” “us” or “our”) and the unaudited financial statements of Sunite Right Banner Shengyuan Oil and Gas Technology Development Co. Limited (“Shengyuan”). The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined enterprise after the acquisition of Shengyuan by NEP, or of the financial position or results of operations of NEP after acquisition of Shengyuan that would have actually occurred had the acquisition been effected as of the dates described above.

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2011

	NEP Historical Mar 31, 2011	Shengyuan Historical Mar 31, 2011	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet

CURRENT ASSETS
Cash and cash equivalents	$75,154,685	$775	$(10,255,058)	(A)	$64,900,402
Accounts receivable	21,983,502	-			21,983,502
Prepaid expenses and other current assets	1,434,878	-			1,434,878
VAT recoverable	142,292				142,292
Total Current Assets	98,715,357	775			88,461,074

PROPERTY AND EQUIPMENT
Proved oil properties, net	40,873,145	3,380,137	39,643,728	(B)	83,897,010
Unproved oil properties, net	-	8,110,833			8,110,833
Fixed assets, net	14,345,467	23,121			14,368,588
Oil properties under construction	235,317	-			235,317

Total Property and Equipment	55,453,929	11,514,091			106,611,748

LAND USE RIGHTS, NET	601,371	-			601,371
GOODWILL	1,645,589	-			1,645,589
DEFERRED TAX ASSETS	5,855,909	-			5,855,909

TOTAL ASSETS	$162,272,155	$11,514,866			$203,175,691

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2011 (Continued)

	NEP Historical Mar 31, 2011	Shengyuan Historical Mar 31, 2011	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet

CURRENT LIABILITIES
Accounts payable	$4,513,255	$311,707			$4,824,962
Other payables and accrued expenses	1,100,009	105,163			1,205,172
Income tax and other taxes payable	6,630,706	-			6,630,706
Due to a related party	15,267	-			15,267
Due to an unrelated party	1,500,000	-			1,500,000
Due to a stockholder	2,739,111	10,514,564	$(10,514,564)	(B)	2,739,111

Total Current Liabilities	16,498,348	10,931,434			16,915,218

LONG-TERM LIABILITIES
Warrants	9,582,572	-			9,582,572
Deferred tax liabilities	-	104,164	9,910,932	(B)	10,015,096

Total Long-term Liabilities	9,582,572	104,164			19,597,668

TOTAL LIABILITIES	26,080,920	11,035,598			36,512,886

EQUITY
Common stock	29,605	-	5,800	(A)	35,405
Additional paid-in capital	50,296,030	439,142	24,354,200	(A)	74,650,230
			(439,142)	(B)
Retained earnings
Unappropriated	61,340,976	21,551	4,079,650	(B)	65,420,626
			(21,551)	(B)
Appropriated	2,837,647	-			2,837,647
Accumulated other comprehensive income	8,903,779	18,575	(18,575)	(B)	8,903,779
Non-controlling interest	12,783,198	-	2,031,920	(B)	14,815,118

Total Stockholders’ Equity	136,191,235	479,268			166,662,805

TOTAL LIABILITIES AND EQUITY	$162,272,155	$11,514,866			$203,175,691

Unaudited Pro Forma Condensed Statement of Operations for the Three Months Period Ended March 31, 2011

	NEP Historical Mar 31, 2011	Shengyuan Historical Mar 31, 2011	Pro Forma Adjustments	Notes	Pro Forma Statement of Operations

REVENUE
Sales of crude oil	$14,861,037	$-			$14,861,037
Drilling revenue	6,889,498	-			6,889,498
Total Revenue	21,750,535	-			21,750,535

COST OF REVENUE
Crude oil extraction costs	2,224,789	-			2,224,789
Drilling costs	2,737,171	-			2,737,171
Depreciation, depletion and amortization of oil properties	1,482,594	-			1,482,594
Depreciation of drilling equipment	492,665	-			492,665
Amortization of land use rights	8,189	-			8,189
Government oil surcharge	3,059,899	-			3,059,899

Total Cost of Revenue	10,005,307	-			10,005,307

GROSS PROFIT	11,745,228	-			11,745,228

OPERATING EXPENSES
Selling, general and administrative expenses	746,311	13,286			759,597
Professional fees	547,500	-			547,500
Consulting fee	-	-			-
Depreciation of fixed assets	79,021	1,175			80,196

Total Operating Expenses	1,372,832	14,461			1,387,293

INCOME FROM OPERATION	10,372,396	(14,461)			10,357,935

OTHER INCOME (EXPENSE)
Other income	14,399	-			14,399
Other expense	(3,216)	-			(3,216)
Interest expense	-	-			-
Interest income	53,704	-			53,704
Change in fair value of warrants	4,373,943	-			4,373,943
Total Other Income, net	4,438,830	-			4,438,830

NET INCOME BEFORE INCOME TAXES	14,811,226	(14,461)			14,796,765
Income tax expenses	(2,662,772)	-			(2,662,772)

NET INCOME	12,148,454	(14,461)			12,133,993
Less: net income attributable to non-controlling interest	(867,411)	-	$723	(C)	(866,688)
NET INCOME ATTRIBUTABLE TO NEP COMMON STOCKHOLDERS	11,281,043	(14,461)			11,267,305

OTHER COMPREHENSIVE INCOME

Total other comprehensive income	1,285,264	4,560			1,289,824
Less: foreign currency translation gain attributable to non-controlling interest	-	-	(228)	(C)	(228)
Foreign currency translation gain attributable to NEP common stockholders	1,285,264	4,560			1,289,596

COMPREHENSIVE INCOME ATTRIBUTABLE TO NEP COMMON STOCKHOLDERS	$12,566,307	$(9,901)			$12,556,901

Net income per share
- Basic					$0.32
- Diluted					$0.30

Weighted average number of shares outstanding during the period
- Basic					35,404,860
- Diluted					37,157,383

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2010

	NEP Historical Dec 31, 2010	Shengyuan Historical Dec 31, 2010	Pro Forma Adjustments	Notes	Pro Forma Statement of Operations

REVENUE
Sales of crude oil	$54,672,157	$485,474			$55,157,631
Drilling revenue	44,875,757	-			44,875,757
Total Revenue	99,547,914	485,474			100,033,388

COST OF REVENUE
Crude oil extraction costs	4,113,237	5,459			4,118,696
Drilling costs	17,555,255	-			17,555,255
Depreciation, depletion and amortization of oil properties	6,570,965	61,015	$189,195	(D)	6,821,175
Depreciation of drilling equipment	1,925,895	-			1,925,895
Amortization of land use rights	31,754	-			31,754
Government oil surcharge	8,594,481	60,392			8,654,873

Total Cost of Revenue	38,791,587	126,866			39,107,648

GROSS PROFIT	60,756,327	358,608			60,925,740

OPERATING EXPENSES
Selling, general and administrative expenses	2,989,913	57,601			3,047,514
Professional fees	2,155,119	-			2,155,119
Consulting fee	2,258,207	-			2,258,207
Depreciation of fixed assets	399,691	8,563			408,254

Total Operating Expenses	7,802,930	66,164			7,869,094

INCOME FROM OPERATION	52,953,397	292,444			53,056,646

OTHER INCOME (EXPENSE)
Other income	68,151	-			68,151
Other expense	(43,996)	-			(43,996)
Interest expense	(33,396)	-			(33,396)
Interest income	122,336	-			122,336
Change in fair value of warrants	26,555,889	-			26,555,889
Penalty imposed by an investor on late filing of registration statement	(1,163,333)	-			(1,163,333)
Total Other Income, net	25,505,651	-			25,505,651

NET INCOME BEFORE INCOME TAXES	78,459,048	292,444			78,562,297
Income tax expenses	(15,768,417)	(100,787)			(15,869,204)

NET INCOME	62,690,631	191,657			62,693,093
Less: net income attributable to non-controlling interest	(4,321,160)	-	(9,583)	(C)	(4,330,743)
NET INCOME ATTRIBUTABLE TO NEP COMMON STOCKHOLDERS	58,369,471	191,657			58,362,350

OTHER COMPREHENSIVE INCOME

Total other comprehensive income	4,366,982	13,765			4,380,747
Less: foreign currency translation loss attributable to non-controlling interest	70,081	-	(688)	(C)	69,393
Foreign currency translation gain attributable to NEP common stockholders	4,437,063	13,765			4,450,140

COMPREHENSIVE INCOME ATTRIBUTABLE TO NEP COMMON STOCKHOLDERS	$62,806,534	$205,422			$62,812,490

Net income per share
- Basic					$1.66
- Diluted					$1.57

Weighted average number of shares outstanding during the year
- Basic					35,171,002
- Diluted					37,099,044

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On April 21, 2011, we completed the Acquisition. The accompanying pro forma information presents the pro forma combined balance sheet and results of operations of the combined company based upon the historical financial statements of NEP and Shengyuan, after giving effect to the Acquisition adjustments described in these notes, and is intended to reflect the impact of the Acquisition on NEP. In addition, the Shengyuan historical financial statements have been translated from RMB to U.S. dollars for purposes of the pro forma information.

The Acquisition has been accounted for in the pro forma information by allocating the total purchase price of the Acquisition to the assets acquired and liabilities assumed based upon their estimated fair values. The allocation of the purchase price to assets acquired and liabilities assumed in the unaudited pro forma condensed combined balance sheet has been based upon management’s preliminary valuation estimates. Such allocations will be finalized based on additional valuation and other studies. Accordingly, the purchase price allocation adjustments and related impacts on the pro forma information are preliminary and are subject to revisions, which may be material when based upon the date of acquisition.

Pro Forma Adjustments

As a result of the Acquisition, dated April 21, 2011, Shengyuan became NEP’s subsidiary and the shareholders of Shengyuan received considerations comprising 1) RMB70,000,000 (approximately $10,255,058) and 2) an aggregate of 5,800,000 shares of NEP’s common stock (the “Acquisition Shares”). In addition, the completion of the acquisition is subject to the waiver of all rights to repayment of the amounts due to a shareholder in the amount of $10,514,564.

(A)
As of the closing date of the Acquisition: (a) NEP issued 5,800,000 Acquisition Shares of common stock to Shengyuan’s former shareholder at a price of $4.20 ($24,360,000); and (b) the cash consideration of RMB70,000,000 ($10,255,058) was settled.

As of March 31, 2011, the preliminary estimated total purchase price of acquisition, exclusive of consolidated cash of Shengyuan, is as follows:-

Cash consideration	$10,255,058
Issuance of 5,800,000 common stock of NEP	24,360,000
Preliminary estimated total purchase price	$34,615,058

(B)
The net assets to be acquired from Shengyuan using the amounts as of March 31, 2011, the pro forma adjustments to reflect the fair value of Shengyuan’s net reported assets and other purchase accounting adjustments are estimated as follows:

Shengyuan’s net assets as of March 31, 2011	$479,268
Adjustment to record waiver of amount due to a former shareholder	10,514,564
Adjustment to fair value of oil properties	39,643,728
Adjustment to deferred tax liabilities to reflect fair value adjustments	(9,910,932)
Adjustment to fair value of noncontrolling interest	(2,031,920)
Net assets acquired	38,694,708
Preliminary allocation to bargain purchase on acquisition of Shengyuan	(4,079,650)
Total purchase price	$34,615,058

As of the closing date of the acquisition, a former shareholder of Shengyuan waived all his rights to repayment of the amount due to him of $10,514,564.

(C)	To record net income attributable to noncontrolling interest of Shengyuan.

(D)	To record the additional depreciation, depletion and amortization of oil properties due to fair value adjustments of Shengyuan’s oil properties.